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EXHIBIT 10.15 FIRST AMENDMENT TO THE CREDIT AGREEMENT.

                                FIRST AMENDMENT
                                ---------------

         THIS FIRST AMENDMENT dated as of August 7, 1998 (this "First Amendment") amends the Credit Agreement dated as of March 17, 1998 (the "Credit Agreement") among COMPASS INTERNATIONAL SERVICES CORPORATION (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

I. SECTION AMENDMENTS. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended in accordance with SECTIONS 1.1 through 1.6 below:

A. SECTION AMENDMENT TO COMMITMENT AMOUNT. The definition of "Commitment Amount" set forth in Section 1.1 is amended by deleting the amount "$35,000,000" therein and substituting the amount "$50,000,000" therefor.

A. SECTION AMENDMENT TO EBITDA. The definition of "EBITDA" is amended by adding a comma and the words "other than adjustments for changes in the acquisition target's officer compensation" before the parenthesis at the end of the second parenthetical clause of the second sentence therein.

A. SECTION AMENDMENT TO SCHEDULE 2.1. Schedule 2.1 is replaced in its entirety by SCHEDULE 2.1 hereto.

A. SECTION AMENDMENT TO SECTION 8.12. Section 8.12 is amended in its entirety to read as follows:

               "8.12 DEBT TO CAPITALIZATION RATIO. The Company shall not as of the end of any fiscal quarter permit the ratio of (a) Outstandings to
          (b) the sum of Outstandings PLUS the Company's consolidated stockholders' equity to be greater than 0.375 to 1.0."

A. SECTION AMENDMENT TO SECTION 11.1(g). Section 11.1(g) is amended by deleting the reference to "Section 2.15" therein and substituting "Section 2.14" therefor.

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A.             SECTION AMENDMENT TO NOTICE OF BORROWING. Exhibit A is amended by adding SCHEDULE A.1 hereto thereto.

I. SECTION REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) each representation and warranty set forth in Section 6 of the Credit Agreement is true and correct as of the date of the execution and delivery of this First Amendment by the Company (and assuming the effectiveness hereof), with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); (b) the execution and delivery by the Company of this First Amendment and the New Notes (as defined below), and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") and the New Notes, (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any lien under, any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any agreement, instrument, order or decree which is binding upon the Company or any Subsidiary; and (c) the Amended Credit Agreement is, and when executed and delivered the New Notes will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

I. SECTION EFFECTIVENESS. The amendments set forth in SECTION 1 above shall become effective on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received the fees referred to in
SECTION 4 and each of the following documents, each in form and substance satisfactory to the Administrative Agent:

1. counterparts of this First Amendment executed by the Company, each of the Lenders and the Administrative Agent (it being understood that the Administrative Agent may conclusively rely on any counterpart signature hereof received by facsimile);

1. a certificate of the secretary or an assistant secretary of the Company as to:

a) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this First Amendment and the New Notes and the performance by the Company of its obligations under the Amended Credit Agreement and the New Notes, and


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a)                  the incumbency and signatures of those of its officers
authorized to execute and deliver this First Amendment and the New Notes;

1. a Confirmation, executed by the Company and each Subsidiary, substantially in the form of EXHIBIT A hereto;

1. New Notes, substantially in the form of Exhibit D to the Credit Agreement (the "New Notes"), payable to the order of each Lender in the amount of its Commitment as set forth in SCHEDULE 2.1 hereto (the Notes executed by the Company on March 17, 1998 to be canceled by each Lender and returned to the Company upon receipt of such Lender's New Note); and

1. such other documents as the Administrative Agent may reasonably request.

I.             SECTION FEES.  On the First Amendment Effective Date, the
Company shall pay:

1. to the Administrative Agent for the account of each Lender, a closing fee in an amount equal to 0.15% of the excess (if any) of such Lender's Percentage of the Commitment Amount over such Lender's Percentage of the Commitment Amount immediately prior to the First Amendment Effective Date; and

1. to the Administrative Agent for its own account, the fees referred to in the letter agreement dated as of August 6, 1998 between the Company and the Administrative Agent.

I.             SECTION MISCELLANEOUS.

A. SECTION CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

A. SECTION COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same First Amendment.

A. SECTION GOVERNING LAW. This First Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

A. SECTION SUCCESSORS AND ASSIGNS. THIS FIRST AMENDMENT SHALL BE BINDING UPON THE COMPANY, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR

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RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF THE
COMPANY, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THE RESPECTIVE SUCCESSORS AND ASSIGNS OF THE COMPANY, THE LENDERS AND THE ADMINISTRATIVE AGENT. DELIVERED AT CHICAGO, ILLINOIS, AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


                                        COMPASS
                                        INTERNATIONAL SERVICES
                                        CORPORATION

                                        BY:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        as Administrative Agent


                                        By:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        as Issuing Lender and as a Lender


                                        By:
                                        Title:


                                        FIRST NATIONAL BANK OF MARYLAND


                                        By:
                                        Title:


                                        FLEET NATIONAL BANK


                                        By:
                                        Title:

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


SCHEDULE 2.1

COMMITMENTS AND PERCENTAGES


LENDER                                         COMMITMENT                        PERCENTAGE
-------------------------------------------------------------------------------------------
Bank of America National                     $20,000,000                        40.00000000%
   Trust and Savings Association

First National Bank of Maryland              $10,000,000                        20.00000000%

Fleet National Bank                          $20,000,000                        40.00000000%

                                             ------------------------------
                                             $50,000,000                        100%
